Exhibit 10.84

RIGHT OF FIRST NOTICE AGREEMENT

     THIS RIGHT OF FIRST NOTICE AGREEMENT (this “Agreement”) is made as of December 16, 2005, by and among _______________________ (the “Shareholder”), the purchasers signatory hereto (each a “Purchaser” and together the “Purchasers”) and Global Med Technologies, Inc. (the “Company”).

W I T N E S S E T H:

     WHEREAS, the Shareholder is a beneficial owner of that number of shares of common stock or options of the Company, par value $.01 per share (the “Common Stock”) set forth on the signature page hereto, and the Shareholder may benefit from the Purchasers’ investment in the Company represented by the purchase of Series A Preferred Stock and Warrants to purchase shares of the Company’s Common Stock (the “Preferred Stock” and the “Warrants”, respectively); and

     WHEREAS, as an inducement to purchase the Preferred Stock and Warrants, the Shareholder wishes to grant to each Purchaser a right-of-first-notice to enable each Purchaser to offer to purchase the Common Stock owned by the Shareholder on any occasion when the Shareholder shall propose to dispose of the Common Stock;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

RIGHT OF FIRST NOTICE

     1.1. From the date hereof until the date that none of the Preferred Stock is outstanding, upon any sale or proposed sale of Common Stock by the Shareholder (a “Stock Sale”), each Purchaser who owns Preferred Stock shall have the right to offer to purchase an amount of the Common Stock up to 100% of the Stock Sale.

     1.2. The Shareholder agrees to not sell any of the Common Stock beneficially owned, or issuable to, the Shareholder, unless the Shareholder complies with the terms of this Agreement. The notice requirements under this Article shall be triggered upon any sale or proposed sale of Common Stock by the Shareholder, as provided in this Article, and shall not be triggered by exercises of stock options.

     1.3. At any time when the Shareholder determines to solicit bids for an intended Stock Sale, or at least 2 Trading Days prior to the planned closing of a Stock Sale which results from the Shareholder’s receipt of an unsolicited bid for any of the Shareholder’s Common Stock, the Shareholder shall deliver to the Purchaser Representative a written notice of its intention to effect a Stock Sale which shall contain the proposed number of shares of Common Stock which are the subject of such Stock Sale, and if the proposed Stock Sale is an open-market sale, the notice shall so state (“Stock Sale Notice”). The Purchaser Representative shall notify all Purchasers of the Stock Sale Notice and for administrative convenience only, but not as the agent of any such Purchaser, shall forward to the Shareholder any expression of investment interest by any Purchaser as set forth below in Section 1.4. “Trading Day” means a day on which the OTC Bulletin Board is open for business. Each Purchaser shall be acting independently in determining whether to make a Purchaser Offer and the terms thereof.

     1.4. If the Purchasers or any Purchaser wishes to offer to purchase such Common Stock it must provide written notice to the Shareholder by not later than 5:30 p.m. (New York City time) on the 2nd Trading Day after the Stock Sale Notice was sent that the Purchaser wishes to purchase such Common Stock and that the Purchaser has such funds ready, willing and available for investment on the terms set forth in the Purchaser’s reply (“Purchaser Offer”). If the Shareholder receives no Purchaser Offer as of such 3rd Trading Day, such Purchaser shall be deemed to have notified the Shareholder that it does not elect to offer to purchase the Common Stock.

     1.5. Upon receipt of a Purchaser Offer, Shareholder shall have 2 additional Trading Days to accept, in writing, one or more Purchaser Offers, in whole or in part, as determined by the Shareholder. If these two Trading Days pass and the Purchaser shall receive no written acceptance of the Purchaser Offer, the Shareholder shall be deemed to have notified the Purchaser that it does not elect to sell the stock to Purchaser. For clarity, the Shareholder is not obligated to sell the Common Stock to any Purchaser even if such Purchaser Offer is financially superior to the terms proposed by any other Purchaser or any third party.

     1.6. The Shareholder must provide the Purchasers with a second Stock Sale Notice, and the Purchasers will again have the right to offer to purchase the Common Stock as set forth above in this Article if the Stock Sale subject to the initial Stock Sale Notice is not consummated for any reason within 60 Trading Days after the date of the initial Stock Sale Notice; or if the proposed number of shares to be sold increases or decrease by more than 5% from the original Stock Sale Notice; or if the Stock Sale changes from a negotiated sale to an open-market sale or vice-versa.

ARTICLE 2

ACTIONS BY THE COMPANY

     2.1. The parties hereby agree that, simultaneous with the execution of this Agreement, the Company shall provide written instructions to the Company’s transfer agent (“Transfer Agent”) to promptly report to the Company any transfer on the Company’s books of the Shareholder’s shares of Common Stock (the “Restriction”). The Company shall advise the Purchaser Representative of any such transfer as soon as practical after receiving any such report from the transfer agent. Further, as soon as practical, the Company shall notify the Shareholder when there is no Preferred Stock remaining outstanding, unless all of the Shareholder’s Common Stock shall have been sold at that time.

ARTICLE 3

MISCELLANEOUS

     3.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     3.2. All notices or other communications required or permitted to be provided hereunder shall be in writing, and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto or via e-mail to the e-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     3.3. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     3.4. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     3.5. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

     3.6 The Company’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Shareholder, each Purchaser and the Company.

     3.7 The Company shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Company to be genuine and to have been signed or presented by the proper party or parties. The Company shall not be personally liable for any act the Company may do or omit to do hereunder as the Company while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Company pursuant to the advice of the Company’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

     The Purchaser Representative shall be Crestview Capital Master, LLC until changed by the written consent of a majority in interest of the Purchasers.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 16th day of December, 2005.

SHAREHOLDER:
By: /s/ Fai Chan	Contact Person: Fai Chan
Name: Fai Chan	Address: c/o Chlara Credit
Title:	505 Island Place Tower, 510 King’s Road
Northpoint, Hong Kong SAR PRC
Phone: 852-2258-6888
Number of shares of	Fax: 852-2258-6800
Common Stock owned: 29,715	E-Mail: fai@185hk.com
Number of shares of
Common Stock subject to options or warrants: 150,000
GLOBAL MED TECHNOLOGIES, INC.
By: /s/ Michael I. Ruxin, M.D.	Contact Person: Michael Ruxin, M.D.
Name: Michael I. Ruxin	Address: 12600 W. Colfax, Ste C-420
Title: CEO	Lakewood, CO 80215
Phone: 303 238-2000
Fax: 303-238-3368
E-Mail: mick@wyndgate.com

|

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 13th day of December, 2005.

SHAREHOLDER:
/s/ Fong Kwok Jen	Contact Person: Fong Kwok Jen
Name: Fong Kwok Jen	Address: 7 Temasek Blvd #43-03
Title:	Singapore 038987
Phone: +65 6334 9116
Number of shares of	Fax: +65 6334 7117
Common Stock owned: 22,285	E-Mail: fonkj@singnet.com.sg
Number of shares of
Common Stock subject to options or warrants: 75,000

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 12th day of December, 2005.

SHAREHOLDER:
/s/ David T. Chen	Contact Person: David T. Chen
Name: David T. Chen	Address: 2525 NW 141st Place
Title:	AN____, Or 97229
Phone:
Number of shares of	Fax: 503-645-7801
Common Stock owned: -0-	E-Mail: davidtchen@hotmail.com
Number of shares of
Common Stock subject to options or warrants: 34,247

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 12th day of December, 2005.

SHAREHOLDER:
/s/ Gary L. Cook	Contact Person: Gary L. Cook
Name: Gary L. Cook	Address: 61 W. Surry Dr.
Title:	Castle Rock, CO 80101
Phone: 303-790-9559
Number of shares of	Fax:720-895-1917
Common Stock owned: 35,000	E-Mail: gary@ld.net
Number of shares of
Common Stock subject to options or warrants: 50,000

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 12th day of December, 2005.

SHAREHOLDER:
By: /s/ Tony Chan	Contact Person: Tony Chan
Name: Tony Chan	Address: c/o Chlra Credit
Title:	505 Island Place Tower, 510 King’s Road
Northpoint, Hong Kong SAR PRC
Phone: 852-2258-6888
Number of shares of	Fax: 852-2258-6800
Common Stock owned:	E-Mail: tony@185hk.com
Number of shares of
Common Stock subject to options or warrants: 50,000

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 12th day of December, 2005.

SHAREHOLDER:
/s/ Robert H. Trapp	Contact Person: Robert H. Trapp
Name: Robert H. Trapp	Address: 1707-1723 Iberni St..
Title:	Vancouver, BC Canada V6G 3G9
Phone: 604-609-2668
Number of shares of	Fax:604-609-2088
Common Stock owned:	E-Mail: rtrapp@evisionusa.com
Number of shares of
Common Stock subject to options or warrants: 50,000

[PURCHASERS’ SIGNATURE PAGE FOLLOWS]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

Name of Investing Entity: Shepherd Investments International, Ltd.
Signature of Authorized Signatory of Investing Entity: /s/ Michael A. Roth
Name of Authorized Signatory: Michael A. Roth
Title of Authorized Signatory: Managing Member of
      Stark Offshore Management, LLC, the Investment Manager of Shepherd Investments International, Ltd.
Email Address of Purchaser: bdavidson@sf-capital.com

Notice:

Contact Person:  Brian Davidson
Address: c/o Stark Offshore Management, LLC, 3600 South lake Drive,St. Francis, WI 53235
Phone: (414) 294-7000
Fax: (414) 294-7700
E-Mail: bdavidson@sf-capital.com

[SIGNATURE PAGES CONTINUE]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

Name of Investing Entity: Enable Growth Partners LP

Signature of Authorized Signatory of Investing Entity: /s/ Brendan O’Neil
Name of Authorized Signatory: Brendan O’Neil
Title of Authorized Signatory: Principal & Portfolio Manager

Notice:

Contact Person: Brendan O’Neil
Address: One Ferry Building, Ste 255, San Francisco, CA 94111
Phone: 415 677-1578
Fax: 415 677-1580
E-Mail: boneill@enablecapital.com

[SIGNATURE PAGES CONTINUE]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

Name of Investing Entity:	Magnetar Capital Master Fund, Ltd.
By: Magnetar Financial LLC
Its: Investment Manager

Signature of Authorized Signatory of Purchaser:/s/ Paul Smith

Name of Authorized Signatory:   Paul Smith
Title of Authorized Signatory:     Genereal Counsel
Email Address of Purchaser:        c/o Doug.Litowitz@Magnetar.com

Address for Notice of Purchaser:

c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201

[SIGNATURE PAGES CONTINUE]

6

[PURCHASER’S SIGNATURE PAGE TO GLOB/FORMER DIRECTOR RIGHT OF FIRST NOTICE AGREEMENT]

Name of Investing Entity: Crestview Capital Master, LLC
Signature of Authorized Signatory of Investing Entity: /s/ Robert Hill
Name of Authorized Signatory: Robert Hill
Title of Authorized Signatory: Managing Director

Notice:

Contact Person:
Address:
Phone:
Fax:E-Mail:

[SIGNATURE PAGES CONTINUE]